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                                                    EXHIBIT 21

50.10%                         SUN COMPANY, INC.              DECEMBER 31, 1994
                        SUBSIDIARIES OF THE REGISTRANT

COMPANY NAME:                                            INC/REG
- -------------                                            -------

British Sun Oil Company Limited                             GB

Caribe Sun Oil Company                                      DE
(Name Saver Company)

COS Corporation                                             IL

Elk River Resources, Inc.                                   DE
- --Elk River Minerals Corporation                            DE
- --Jewell Resources Corporation                              VA
- ----Dominion Coal Corporation                               VA
- ----Jewell Coal & Coke Company, Inc.                        VA
- ----Jewell Smokeless Coal Corporation                       VA
- ----Oakwood Red Ash Coal Corporation                        VA
    (Name Saver Company)
- ----Vansant Coal Corporation                                VA
- --Ray Coal Company, Inc.                                    KY
- ----Whitaker Coal Corporation                               KY
- --Shamrock Coal Company, Incorporated                       DE

Helios Capital Corporation                                  DE
- --Beneco Leasing One, Inc.                                  DE
- --HCC Investment Group, Inc.                                DE
- ----Beneco Leasing Two, Inc.                                OH
- ----Sunoco Leasing, Inc.                                    DE
- ------Heleasco One, Inc.                                    DE
- ------Heleasco Three, Inc.                                  DE
- --------Three Company, Inc.                                 DE
- ------Heleasco Five, Inc.                                   DE
- ------Heleasco Seven, Inc.                                  DE
- ------Heleasco Eight, Inc.                                  DE
- ------Heleasco Eleven, Inc.                                 DE
- ------Heleasco Twelve, Inc.                                 DE
- ------Heleasco Fourteen, Inc.                               DE
- ------Heleasco Fifteen, Inc.                                DE
- ------Heleasco Sixteen, Inc.                                DE
- ------Heleasco Eighteen, Inc.                               DE
- ------Heleasco Twenty, Inc.                                 DE
- ------Heleasco Twenty-One, Inc.                             DE
- ------Heleasco Twenty-Two, Inc.                             DE
- ------Heleasco Twenty-Three, Inc.                           DE
- ------Heleasco Twenty-Four, Inc.                            DE
- ------Heleasco Thirty, Inc.                                 DE
- ------Heleasco Thirty-One, Inc.                             DE
- ------Heleasco Thirty-Two, Inc.                             DE
- ------Heleasco Thirty-Five, Inc.                            DE
- ------Heleasco Thirty-Eight, Inc.                           DE
- ------HCC Financial Group, Inc.                             DE
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- --Helios Investment Corporation                             DE
- --Helios Service Company                                    DE
- --Kee Leasing Company                                       DE
- --Sun Leasing Company                                       DE
- --650 Leasing Company                                       DE
- --652 Leasing Company                                       DE
- --653 Leasing Company                                       DE
- --666 Leasing Company                                       DE
- --667 Leasing Company                                       DE

Marine Investment Company of Delaware                       DE
- --Alaska Bulk Carriers, Inc.                                PA
- --Aston Shipping Company                                    DE
- --Can-AM Barge Company, Inc.                                DE
  (Name Saver Company)
- --Eastern Sun Barge Company                                 DE
- --Florida Barge Company                                     DE
- --New York Sun Shipping Co., Inc.                           DE
- --Philadelphia Sun Shipping Co., Inc.                       DE
- --Sun Barge Company                                         DE
- --Sun Transport, Inc.                                       DE
- ----Sarnia Shipping Company, Inc.                           LI
    (Name Saver Company)
- ----Welland Shipping Company, Inc.                          LI
- --Texas Sun Shipping, Inc.                                  DE
- --Tropic Sun Shipping Co., Inc.                             DE

Mascot Petroleum Company, Inc.                              DE

Mohawk Valley Oil, Inc.                                     NY

Radnor Corporation                                          PA
- --Eleven Penn Center Investment Company                     DE
- ----11 PC, Inc.                                             PA
- --Morgan's Run Investment Company                           DE
- --Radnor Asset Management Corporation                       DE
- --Radnor Development Corporation                            DE
- --Radnor Hospitality Services Corporation                   DE
- --Radnor MidAtlantic Corporation                            PA
- --Radnor Midsouth, Inc.                                     DE
- --Radnor Suncoast Corporation                               DE
- --Radnor West, Inc.                                         DE
- --Radnor/Aire Corporation                                   PA
- --Radnor/Alexandria Corporation                             DE
- ----#1 Radnor/Alexandria Corporation                        DE
- --Radnor/Annapolis Corporation                              DE
- --Radnor/Aragon Corporation                                 DE
- --Radnor/Argyle Corporation                                 DE
- --Radnor/Arlington Corporation                              DE
- --Radnor/Ballston Corporation                               DE
- --Radnor/Barclay Corporation                                DE
- --Radnor/Beachway Corporation                               DE
- --Radnor/Berkshire Corporation                              DE
- --Radnor/Bluegrass Corporation                              DE
- --Radnor/Bowie Corporation                                  DE
- --Radnor/Brentwood Corporation                              DE
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- --Radnor/Brown Street Corporation                           DE
- --Radnor/Calais Corporation                                 DE
- --Radnor/California Corporation                             DE
- --Radnor/California Service Corporation                     DE
- --Radnor/Carlsbad Corporation                               DE
- --Radnor/Centre Corporation                                 DE
- --Radnor/College Park I Corporation                         DE
- --Radnor/Collier Corporation                                DE
- --Radnor/Cooper City Corporation                            DE
- --Radnor/Credit Corporation                                 DE
- --Radnor/Delaware Avenue Corporation                        PA
- --Radnor/Devon Green Corporation                            DE
- --Radnor/Dunes Corporation                                  DE
- --Radnor/Dutton Mill Corporation                            PA
- --Radnor/East Peoria Corporation                            DE
- --Radnor/Edgewater, Inc.                                    DE
- --#1 Radnor/Ellipse Corporation                             DE
- --Radnor/Encore Collection Corporation                      DE
- --Radnor/Franklin Corporation                               DE
- --Radnor/Fulton Industrial Corporation                      DE
- --Radnor/Gasparilla Corporation                             DE
- --Radnor/Georgia Corporation                                DE
- --Radnor/Grand Oaks Corporation                             DE
- --Radnor/Green Meadows Corporation                          DE
- --Radnor/Greenway Corporation                               DE
- --Radnor/Hampton Corporation                                DE
- --Radnor/Hidden Lagoon Corporation                          DE
- --Radnor/Housing Corporation                                DE
- --Radnor/Hunters Pointe Corporation                         DE
- --Radnor/I-95 Industrial Park Corporation                   PA
- --Radnor/Indianapolis Corporation                           DE
- --Radnor/Investment Corporation                             DE
- --Radnor/Island Corporation                                 DE
- --Radnor/Jacksonville Corporation                           DE
- --Radnor/Jupiter Beach Corporation                          DE
- --Radnor/Jupiter Inlet Corporation                          DE
- --Radnor/Kearny Mesa Corporation                            DE
- --Radnor/La Jolla Centre Corporation                        DE
- --Radnor/La Jolla Corporation                               DE
- --Radnor/Laguna Corporation                                 DE
- --Radnor/Lakeside Corporation                               DE
- --Radnor/Lantana Corporation                                DE
- --Radnor/Lehigh Corporation                                 PA
- --Radnor/Lemon Grove Corporation                            DE
- --Radnor/Lexon Corporation                                  DE
- --Radnor/Loudoun Corporation                                DE
- ----Radnor/Loudoun Day Care Corporation                     DE
- --Radnor/Main St. Corporation                               DE
- --Radnor/Mandarin Corporation                               DE
- --Radnor/Maple Corporation                                  DE
- --Radnor/Marina Corporation                                 PA
- --Radnor/Matsonford Corporation                             PA
- --Radnor/Montclair Corporation                              DE
- --Radnor/Murrieta Corporation                               DE
- --Radnor/Northmark Corporation                              DE
- --Radnor/Northridge Corporation                             DE
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- --Radnor/Oakland Corporation                                DE
- --Radnor/Old Hickory Corporation                            DE
- --Radnor/Orange Crest Corporation                           DE
- --Radnor/Orange Grove Corporation                           DE
- --Radnor/Orange Hills Corporation                           DE
- --Radnor/Pacific Corporate Center Corporation               DE
- --Radnor/Painted Desert Corporation                         DE
- --Radnor/Parke East Corporation                             DE
- --Radnor/Peachtree Point Corporation                        DE
- --Radnor/Peachtree-Dunwoody Corporation                     DE
- --Radnor/Phillips Industrial Park Corporation               DE
- --Radnor/Pier 5 Corporation                                 PA
- --Radnor/Plantation Corporation                             DE
- ----Radnor Realty, Inc.                                     DE
- --Radnor/Plymouth Corporation                               PA
- --I Radnor/Plymouth Investment Company                      DE
- ----Plymouth Building I Business Trust                      PA
- --III Radnor/Plymouth Investment Company                    DE
- --IV Radnor/Plymouth Corporation                            PA
- --Radnor/Plymouth Leasing Corporation                       PA
- --Radnor/Raleigh #1 Corporation                             DE
- --Radnor/Raleigh #2 Corporation                             DE
- --Radnor/Raleigh #3 Corporation                             DE
- --Radnor/Rancho California Corporation                      DE
- --Radnor/Rocky Point Corporation                            DE
- --Radnor/Route 100 Corporation                              PA
- --Radnor/Sarasota Corporation                               DE
- ----Laurel Oak Management Corporation                       DE
- ----Laurel Oak Realty Corporation                           DE
- --Radnor/Secor Corporation                                  DE
- --Radnor/Service Corporation                                PA
- --Radnor/Sorrento Mesa Corporation                          DE
- --Radnor/Spring Ridge Corporation                           DE
- ----Radnor/Frederick Corporation                            DE
- --Radnor/Spring Valley Corporation                          DE
- --Radnor/Sun Village Construction Corporation               DE
- --Radnor/Sun Village Corporation                            DE
- --Radnor/Tempe Corporation                                  DE
- --Radnor/The Orchards Corporation                           DE
- --Radnor/Uwchlan Corporation                                PA
- --Radnor/Vail Ranch Corporation                             DE
- --Radnor/Valencia Corporation                               DE
- --Radnor/Vanguard Corporation                               DE
- --Radnor/Victorville Corporation                            DE
- --Radnor/Villa Trinidad Corporation                         DE
- --Radnor/Vista Mar Corporation                              DE
- --Radnor/Westgate Corporation                               DE
- --Radnor/Weston Corporation                                 DE
- --Radnor/Whitney Ranch Corporation                          DE
- --Radnor/Willoughby Corporation                             DE
- --Radnor/Yorba Linda-I Corporation                          DE
- --RSV Advertising, Inc.                                     DE
- --Striker Investment Company                                DE

Scandinavian Sun Oil Company A/S                            NW

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Stop-N-Go Foods, Inc.                                       DE
- --Buckeye Marketers, Inc.                                   OH
- --Casual Food Stores, Inc.                                  KY
- --Diversified Retailers, Inc.                               OH
- --J.M.J. Enterprises, Inc.                                  OH
- --King Kwik Minit Market Inc.                               OH
- ----Drive-In Groceries, Inc.                                OH
- ----Kwik Sav, Inc.                                          OH
- --Stop-N-Go Foods of Dayton, Inc.                           OH
- --Stop-N-Go of Ohio, Inc.                                   OH
- --Super-Go Marketers, Inc.                                  OH

Sun Alternate Energy Corporation                            DE

Sun Atlantic Refining and Marketing Company                 DE
- --Sun Atlantic Refining and Marketing B.V.                  NL
- ----Atlantic Petroleum Maatschappij B.V.                    NL
- ------Atlantic Petroleum Corporation                        DE
- --------Atlantic Pipeline Corp.                             DE
- --------Atlantic Refining & Marketing Corp.                 DE

Sun Canada, Inc.                                            DE
- --Helios Assurance Company Limited                          BA
- --Petrosun Limited                                          GB
- --Sun International Limited                                 BA
- --Sun Mexico One, Inc.                                      DE
- ----Sunoco de Mexico, S.A. de C.V.                          MX
- --Sun Mexico Two, Inc.                                      DE
- --Sun Oil Exploration #4, Ltd.                              BA
- --Sun Oil Exploration #5, Ltd.                              BA
- --Sun Oil Ghadames Algerie Limited                          BA
- --Suncor Inc.                                               CN
- ----Maywelle Properties Ltd.                                ON
- ----SMS Petroleums Ltd.                                     CN
- ----Sun Oil Company of Canada Limited                       CN
- ----Sunoco Home Comfort Inc.                                ON
- ----Sunoco Inc.                                             ON
- ------Chemsun Inc.                                          ON
- ------133950 Canada Inc.                                    CN
- ------1044287 Ontario Inc.                                  ON
- ------Sunchem Inc.                                          ON
- ------388022 Alberta Ltd.                                   AB
- ----333817 Alberta Ltd.                                     AB
- ----566406 Alberta Ltd.                                     AB
- --Sunoco Limited                                            GB

Sun Coal Company                                            DE

Sun Company, Inc.                                           DE
(Name Saver Company)

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Sun Company, Inc. (R&M)                                     PA
- --Hemisphere Oil Company, Inc.                              DE
- --Mid-State Oil Company                                     DE
- --Puerto Rico Sun Oil Company                               DE
- --Sun BEF, Inc.                                             TX
- --Sun Far East Trading, Inc.                                DE
- --Sun FSC, Inc.                                             VI
- --Sun Lubricants and Specialty Products Inc.                QU
- --Sun Oil Far East, Inc.                                    DE
- --Sun Petrochemicals, Inc.                                  DE
- --Sunmarks, Inc.                                            DE

Sun Executive Services Company                              PA

Sun Noordzee Oil Company                                    DE

Sun Ocean Ventures, Inc.                                    DE

Sun Oil Argentina Limited                                   BA

Sun Oil Argentina Limited S.A.                              AT

Sun Oil Berau Indonesia Limited                             BA

Sun Oil Bolivia Limited                                     BA

Sun Oil Britain Limited                                     DE
- --Sun Oil Company (U.K.) Ltd.                               DE
- --Sun Oil North Sea Limited                                 EN

Sun Oil Company                                             DE
(Name Saver Company)

Sun Oil Espinal Colombia Limited                            BA

Sun Oil Exploration #2, Ltd.                                BA

Sun Oil Exploration #3, Ltd.                                BA

Sun Oil Export Company                                      DE
- --Sun Oil M'Pira Gabon Limited                              BA
- --Sun Oil Makok Gabon Limited                               BA
- --Sun Oil N'Komi Gabon Limited                              BA
- --Sun Oil Oyan Gabon Limited                                BA
- --Sun Oil Panga Gabon Limited                               BA
- --Sun Oil Tassi Gabon Limited                               BA

Sun Oil Halrut Yemen Limited                                BA

Sun Oil International, Inc.                                 DE

Sun Oil Largeau Chad Limited                                BA

Sun Oil Muturi Indonesia Limited                            BA

Sun Oil New Zealand Limited                                 BA

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Sun Oil Paraguay Limited                                    BA

Sun Oil Shabwa Yemen Limited                                BA

Sun Oil (Thailand) Limited                                  TH

Sun Oil Trading Company                                     DE

Sun Orient Exploration Company                              DE

Sun Petroleum Products Company, Inc.                        PA
(Name Saver Company)

Sun Pipe Line Company of Delaware                           DE
- --Mid-Continent Pipe Line Company                           OK
- --Mid-Valley Pipeline Company                               OH
- --Sun Oil Line Company of Michigan                          MI
- --Sun Pipe Line Company                                     PA
- --Sun Pipe Line Services Co.                                DE

Sun Refining and Marketing Company                          DE
(Name Saver Company)

Sun Services Corporation                                    PA

Sun Ship, Inc.                                              PA
- --Lesley Corporation                                        DE
- --660 Leasing Company                                       DE
- --663 Leasing Company                                       DE
- --TTT, Inc.                                                 DE

Sun Tech, Inc.                                              DE
(Name Saver Company)

Sun Ventures, Inc.                                          PA

Sun-Del Services, Inc.                                      DE

Suncrest Industries, Inc.                                   PA

Sunmark Industries, Inc.                                    PA
(Name Saver Company)

Sunoco Energy Development Co.                               DE
(Name Saver Company)

Sunoco Overseas, Inc.                                       DE
- --Lugrasa, S.A.

Sunoco Science and Technological Services, Inc.             NY
(Name Saver Company)

Suntide Refining Company                                    DE

The Claymont Investment Company                             DE
- --Sunoco Credit Corporation                                 DE

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Triad Carriers, Inc.                                        PA
- --BBQ, Inc.                                                 PA
- --Carrier Systems Motor Freight, Inc.                       DE
- --SCI Investments, Inc.                                     DE

Yabucoa Sun Oil Company, Inc.                               DE
(Name Saver Company)